EXHIBIT 10.47

TERM LOAN NOTE

$9,000,000	January 30, 2004

Philadelphia, Pennsylvania

NEOSE TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), for value received, hereby promises to pay to the order of BROWN BROTHERS HARRIMAN & CO. (the “Bank”) the principal amount of NINE MILLION DOLLARS ($9,000,000) on the dates and in the principal amounts provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rate and on such dates as provided in the Credit Agreement. All such principal and interest shall be payable in lawful money of the United States of America in same day funds at the office of the Bank.

This Note is the Term Loan Note referred to in the Credit Agreement dated of even date herewith (the “Credit Agreement”) between the Borrower and the Bank, and is entitled to the benefits thereof. Capitalized terms used but not defined herein have the meanings specified in the Credit Agreement.

The Bank is hereby authorized by the Borrower to endorse on the schedule (or a continuation thereof) attached hereto, the date and amount of each payment or prepayment of principal of the Term Loan received by the Bank, provided that any failure by the Bank to make any such endorsement or any error therein shall not affect the obligations of the Borrower under the Credit Agreement or this Note in respect of the Term Loan evidenced hereby. This Note is subject to prepayment and its maturity is subject to acceleration upon the terms provided in the Credit Agreement.

The Borrower hereby waives presentment, demand, protect or notice of any kind in connection with this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE BANK, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, TO APPEAR FOR THE BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST THE BORROWER IN FAVOR OF THE BANK IN ANY JURISDICTION WHERE THE BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS AND OTHER SUMS DUE OR TO BECOME DUE BY THE BORROWER TO THE BANK UNDER THIS NOTE, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS

(INCLUDING ATTORNEYS’ FEES), WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE BORROWER HEREBY WAIVES ALL RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE BANK, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR THE BORROWER, AS WELL AS FOR ANY PERSONS CLAIMING UNDER, BY OR THROUGH THE BORROWER, IN AN ACTION OR ACTIONS FOR REPLEVIN OR OTHER APPROPRIATE ACTION AGAINST THE BORROWER TO CONFESS AND ENTER JUDGMENT AGAINST THE BORROWER, FOR RECOVERY OF POSSESSION OF ANY OR ALL OF THE MORTGAGED PROPERTY AND/OR THE PROCEEDS THEREOF, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS’ FEES), WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT STAY OF EXECUTION OR APPEAL AND WITH RELEASE OF ALL ERRORS AND FOR DOING SO THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT, WHEREUPON A JUDGMENT AND/OR WRIT OF POSSESSION AND/OR REPLEVIN OR OTHER APPROPRIATE PROCESS TO OBTAIN POSSESSION OF SUCH MORTGAGED PROPERTY MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

THE BORROWER ACKNOWLEDGES THAT THE BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE.

NEOSE TECHNOLOGIES, INC.

By:	/s/ C. Boyd Clarke
Name:	C. Boyd Clarke
Title:	President and CEO